Filed pursuant to Rule 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Special Equity Fund

AMG Managers Loomis Sayles Bond Fund

Supplement dated October 27, 2016 to the

Prospectus dated May 1, 2016, as supplemented July 28, 2016, August 26, 2016 and September 30, 2016

The following information supplements and supersedes any information to the contrary relating to AMG Managers Special Equity Fund and AMG Managers Loomis Sayles Bond Fund (formerly AMG Managers Bond Fund), each a series of AMG Funds III (each, a “Fund” and collectively, the “Funds”), contained in the Funds’ Prospectus (the “Prospectus”), dated and supplemented as noted above.

Effective immediately, with respect to each Fund, the information regarding investment minimums in the section under “Summary of the Funds” titled “Buying and Selling Fund Shares” is hereby deleted and replaced with the following, and all other references in the Prospectus to the investment minimums of the Funds will be superseded with references to the following amounts:

Buying and Selling Fund Shares

Initial Investment Minimum

Class S

Regular Account: $2,000

Individual Retirement Account: $1,000

Class I

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Class S and Class I (all accounts): $100

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST390